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                                                                   EXHIBIT 10.12



I.       Executive Officers party to Severance Agreement (Form A):

         John C. Martin
         James P. Mastrian
         Mark L. Keschl

II.      Executive Officers party to Severance Agreement (Form B):

         Edward L. Cornell
         Jeffrey L. Rutherford
         Ross H. Pollock
         Douglas J. Schwinn